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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): April 17, 2002

                             VA SOFTWARE CORPORATION
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             (Exact name of Registrant as specified in its charter)

          Delaware                                     77-0399299
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(State or other jurisdiction of          (I.R.S. Employer Identification Number)
 incorporation or organization)


                                   0000-28369
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                            (Commission File Number)


                              47071 Bayside Parkway
                            Fremont, California 94538
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          (Address, including zip code, of principal executive offices)


               Registrant's telephone number, including area code:

                                 (510) 687-7000

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          (Former name or former address, if changed since last report)


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Item 4. Changes in Registrant's Certifying Accountant.

         On April 17, 2002, the Board of Directors of VA Software Corporation ("VA") adopted the recommendation of its Audit Committee that Arthur Andersen LLP ("Andersen") be dismissed as VA's independent public accountants and to engage PricewaterhouseCoopers as its new independent public accountants effective as of April 17, 2002.

         Andersen's reports on VA's consolidated financial statements for each of the fiscal years ended July 28, 2001 and July 28, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the fiscal years ended July 28, 2001 and July 28, 2000 and through the date hereof, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter in connection with its report on VA's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. VA has provided Andersen with a copy of the foregoing statements. Attached as Exhibit 16.1 is a copy of Andersen's letter, dated April 17, 2002, stating its agreement with such statements.

         During VA's two most recent fiscal years ended July 28, 2001 and July 28, 2000, and during the subsequent interim period preceding the replacement of Andersen, VA has not consulted with PricewaterhouseCoopers regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on VA's consolidated financial statements, or any matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements and Exhibits.

         (c) Exhibits.

              16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated April 17, 2002, regarding change in independent public accountants.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               VA SOFTWARE CORPORATION
                                               a Delaware corporation


Dated: April 17, 2002                          By: /s/ Kathleen R. McElwee
                                                   ---------------------------
                                                   Kathleen R. McElwee
                                                   Vice President and Chief
                                                   Financial Officer

                                  EXHIBIT INDEX

Exhibit
 Number                           Description
 ------                           -----------
  16.1            Letter from Arthur  Andersen  LLP to the  Securities  Exchange
                  Commission   dated   April  17,  2002,  regarding   change  in
                  independent public accountants